Exhibit 10.13
THIRD AMENDMENT TO
PURCHASE AND CONTRIBUTION AGREEMENT

THIRD AMENDMENT, dated as of September 30, 2008 (this “Amendment”) among Olin Funding Company LLC (the “Purchaser”), Olin Corporation (“Parent”), as Collection Agent and as a Seller and Pioneer Americas LLC, a Delaware limited liability company (“Pioneer”), as a Seller.

WHEREAS, the Purchaser and the Parent, as Collection Agent and as a Seller are parties to that certain Purchase and Contribution Agreement, dated as of July 25, 2007 (as amended, restated, modified or supplemented from time to time, the “PCA”).  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the PCA.

WHEREAS, the parties hereto wish to add Pioneer Americas LLC, a Delaware limited liability company, to the PCA as a Seller.

WHEREAS, pursuant to Section 9.01 of the PCA, the parties hereto have agreed to amend the PCA as described herein.

NOW THEREFORE, the parties hereto agree as follows:

1. Amendments to the PCA.  Effective as of the date on which all of the conditions precedent set forth in Section 3 hereof shall have been satisfied (the “Effective Date”), the PCA is hereby amended as follows:

a. Schedule I is deleted and replaced with Schedule I hereto;

b. Exhibit B is deleted and replaced with Exhibit B hereto;

c. Exhibit E is deleted and replaced with Exhibit E hereto;

d. Exhibit F is deleted and replaced with Exhibit F hereto;

2. Pioneer Added as a Seller.  Effective as of the Effective Date, Pioneer shall be a party to the PCA, as a Seller, and shall have the rights and obligations of a Seller thereunder.  Pioneer hereby agrees that it shall perform all of the duties and obligations that are required to be performed by it, as a Seller, in accordance with the terms of the PCA.

3. Effectiveness.  This Amendment shall become effective as of the date hereof at such time as:

a. executed counterparts of this Amendment have been delivered by each party hereto to the other parties hereto and the Program Agent and the Investor Agent (as such terms are defined in the RPA) have executed and delivered the consent on the signature pages hereto;

b. Pioneer shall have delivered to the Program Agent each of the deliverables with respect to Pioneer set forth in Section 3.01 of the PCA (other than clause (f) thereof) and favorable opinions as required by the Program Agent, in each case in form and substance satisfactory to the Program Agent;

c. Olin Funding shall have delivered to Pioneer a Deferred Purchase Price Note in favor of Pioneer, in the form of Exhibit C to the PCA.

4. Representations and Warranties.

a. Each Seller (including Pioneer) reaffirms and restates as to itself each of the representations and warranties contained in Section 4.01of the PCA, as amended by this Amendment (except that the representation and warranty in Section 4.01(f) thereof is made only by Parent).

b. The Sellers hereby represent and warrant that (i) the names and addresses of all of the Deposit Banks, together with the post office boxes and account numbers of the Lock-Boxes and Deposit Accounts at such Deposit Banks, are as specified in Exhibit B attached hereto, and all of the information set forth on such Exhibit B is true and correct as of the date hereof, and (ii) immediately after giving effect to this Amendment, there shall exist no Event of Termination or Incipient Event of Termination.

c. Pioneer represents and warrants that its Credit and Collection Policy is the same as the Credit and Collection Policy of Chlor Alkali Products that is attached as Exhibit A to the PCA.

5. Confirmation of the PCA.  All references to the PCA in the PCA and the other documents and instruments delivered pursuant to or in connection with the PCA shall mean the PCA as amended by this Amendment, and as hereafter amended or restated.  Except as expressly provided herein, the PCA shall remain unmodified and shall continue to be in full force and effect in accordance with its terms.

6. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF.

7. Counterparts.  This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in portable document format (pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

OLIN FUNDING COMPANY LLC, as Purchaser By: /s/ Todd A. Slater Name: Todd A. Slater Title: Vice President
OLIN CORPORATION, as Parent, Collection Agent and a Seller By: /s/ Todd A. Slater Name: Todd A. Slater Title: Vice President and Controller
PIONEER AMERICAS LLC, as a Seller By: /s/ Larry P. Kromidas Name: Larry P. Kromidas Title: Assistant Treasurer

Pursuant to Section 5.01(m) of the RPA, the undersigned consents to the foregoing Third Amendment:
CITICORP NORTH AMERICA, INC., as Program Agent and an Investor Agent under the RPA By: /s/ Junette M. Earl Name: Junette M. Earl Title: Vice President

SCHEDULE I

SELLERS

OLIN CORPORATION, a Virginia corporation

PIONEER AMERICAS LLC, a Delaware limited liability company